UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 4, 2020

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MYOMO, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38109	47-0944526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Broadway, 14th Floor Cambridge, MA (Address of principal executive offices)		02142 (Zip Code)

Registrant’s telephone number, including area code:   (617) 996-9058

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Common stock, par value $0.0001 per share	MYO	NYSE American

ITEM 8.01Other Events.

As previously disclosed, on April 24, 2020, Myomo, Inc. (the “Company”) received a loan of $1,077,590 (the “Loan”) from Silicon Valley Bank (the “Lender”) under the Small Business Administration (the “SBA”) Paycheck Protection Program (the “PPP”) of the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”). The Company had planned to use the proceeds from the Loan for covered payroll costs, rent and utilities in accordance with the relevant terms and conditions of the CARES Act.

On May 4, 2020, the Company initiated the immediate repayment of the full amount of the Loan to the Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myomo, Inc.

By:  /s/David A. Henry

        David A. Henry

        Chief Financial Officer

Date:  May 4, 2020